EXHIBIT 32(b)

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report on Form 10-K of Alpha Natural Resources, Inc. (the “Registrant”) for the period ended December 31, 2007, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, David C. Stuebe, Chief Financial Officer of the Registrant, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge based upon a review of the Report:

1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 as amended, and

2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: February 29, 2008

/s/ David C. Stuebe
David C. Stuebe
Vice President, Treasurer and Chief Financial Officer
(Principal Financial Officer)